UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

____________________________________________________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

___________________________________________________________________

Date of Report (Date of earliest event reported):  January 3, 2022

BITNILE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12711	94-1721931
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11411 Southern Highlands Parkway, Suite 240, Las Vegas, NV 89141

(Address of principal executive offices) (Zip Code)

(949) 444-5464

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	NILE	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On December 30, 2021 (the “Closing Date”), BitNile Holdings, Inc., a Delaware corporation (the “Company”) entered into a Securities Purchase Agreement (the “SPA”) with certain sophisticated investors (the “Investors”) providing for the issuance of (i) Secured Promissory Notes (individually, a “Note” and collectively, the “Notes”) with an aggregate principal face amount of approximately $66,000,000; (ii) five-year warrants to purchase an aggregate of 14,095,350 shares of Class A Common Stock, par value $0.001 per share (the “Common Stock”) of the Company (the “Class A Warrant Shares”) at an exercise price of $2.50, subject to adjustment (the “Class A Warrants”); and (iii) five-year warrants to purchase an aggregate of 1,942,508 shares of Common Stock (the “Class B Warrant Shares” and with the Class A Warrant Shares, the “Warrant Shares”) at an exercise price of $2.50 per share, subject to adjustment (the “Class B Warrants” and together with the Class A Warrants, the “Warrants”).

Under the SPA, the Company shall repay sixty-five percent (65%) of the proceeds it may receive, while the Notes remain outstanding, from (i) any financing conducted and (ii) the sale of any Bitcoin from its mining operations.

Pursuant to the SPA, the Company agreed to file a registration statement on Form S-3 to register the Warrant Shares and certain other shares underlying previously issued warrants to one of the Investors within ten (10) days of the Closing Date. The Warrant Shares will not be exercisable until the Company shall have obtained approval of the NYSE American, LLC (the “Exchange”) for the foregoing issuances (the “Exchange Approval”). Pursuant to the SPA and if required by the Exchange, the Company agreed to file a proxy statement to obtain stockholder approval for the foregoing issuances.

Pursuant to the SPA, the Company and certain of its subsidiaries (the “Subsidiaries”) and Esousa Holdings, LLC, as the collateral agent on behalf of the Investors (the “Agent”) entered into a security agreement (the “Security Agreement”), pursuant to which the Company (i) pledged the equity interests in substantially all of its U.S. based subsidiaries and (ii) granted to the Investors a security interest in, among other items, substantially all of the Company’s deposit accounts, securities accounts, chattel paper, documents, equipment, general intangibles, instruments and inventory, and all proceeds therefrom (the “Assets”), as set forth in the Security Agreement. In addition, pursuant to the Security Agreement, the Subsidiaries granted to the Investors a security interest in its Assets and, pursuant to a Subsidiary Guaranty (the “Subsidiary Guaranty”), jointly and severally agreed to guarantee and act as surety for the Company’s obligation to repay the Notes.

The Notes are further secured by a guaranty (the “A&C Guaranty”) provided by Ault & Company, Inc. (“A&C”), an affiliate of the Company, as well as by Milton C. Ault, the Company’s Executive Chairman and the Chief Executive Officer of A&C, and his spouse.

Description of the Secured Promissory Notes

The Notes have a principal face amount of approximately $66,000,000 and bear interest at 8% per annum. The maturity date of the Notes is March 31, 2022. The Notes contain standard and customary events of default including, but not limited to, failure to make payments when due under the Note, failure to comply with certain covenants contained in the Note, or bankruptcy or insolvency of the Company. The Company may prepay the full outstanding principal and accrued and unpaid interest at any time without penalty. The purchase price for the Notes was $60 million, of which approximately $38.2 million was from the exchange of bridge notes sold by the Company in December 2021 in the principal amount of $37.2 million, plus accrued interest and fees, and the remaining approximately $21.8 million was received by the Company in cash.

Description of the Warrants

The Warrants entitle the holders to purchase shares of the Company’s common stock for a period of five years subject to certain beneficial ownership limitations. The Warrants are exercisable immediately once the Company obtains Exchange Approval. The Warrants may be exercised on a cashless basis prior to registration of the underlying Common Stock and for cash subsequent to registration.

The Warrants entitle the Investor to purchase an aggregate of 16,037,858 Warrant Shares for a period of five years, subject to certain beneficial ownership limitations. The exercise price of each Warrant is subject to adjustment for customary stock splits, stock dividends, combinations or similar events. In addition, if the trading price of the Common Stock is less than $2.50 per share 90 days after the Closing Date, the exercise price of the Class A Warrants will be reduced to 110% of the closing price of the Common Stock on that date, subject to a floor price of $1.00 per share. Notwithstanding anything therein to the contrary, the Warrants may be exercised via cashless exercise at the option of the Investor.

Class A Warrant

If the Investors elect to exercise their Class A Warrants on a cashless basis, they will receive a number of shares of Common Stock (the “Class A Net Number”) derived from the following formula:

Class A Net Number = Y (A-B)/A

where:

Y =        the number of Warrant Shares with respect to which this Warrant is being exercised.

A =        the Fair Market Value (as set forth in the Class A Warrant) of the Common Stock, provided, however, that in no event shall the Fair Market Value used for the purposes of calculating the Class A Net Number be less than $1.00 per share.

B =        the Exercise Price.

Class B Warrant

If the Investors elect to exercise their Class B Warrants on a cashless basis, they will receive a number of shares of Common Stock (the “Class B Net Number”) derived from the following formula:

Class B Net Number = (A x B)/C

For purposes of the foregoing formula:

A= the total number of shares with respect to which this Warrant is then being exercised.

B= Black Scholes Value (as set forth in the Class B Warrant).

C= the Closing Bid Price of the Common Stock as of two (2) Trading Days (as defined in the Class B Warrant) prior to the time of such exercise, provided, however, that in no event shall the Closing Bid Price used for the purposes of calculating the Class B Net Number be less than $1.25 per share.

The maximum shares of Common Stock issuable upon the exercise of the Class B Warrants on a cashless basis is 3,403,212.

The foregoing descriptions of the Note, the Class A Warrants, the Class B Warrants, the SPA, the Security Agreement, the A&C Guaranty and the Subsidiary Guaranty do not purport to be complete and are qualified in their entirety by reference to their respective forms which are annexed hereto as Exhibits 4.1, 4.2, 4.3,  10.1, 10.2 and 10.3, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.  The foregoing does not purport to be a complete description of the rights and obligations of the parties thereunder and such descriptions are qualified in their entirety by reference to such exhibits.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.03.

Item 3.02	Unregistered Sales of Equity Securities

The information contained in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 3.02. The Notes, the Warrants and the Warrant Shares described in this Current Report on Form 8-K were offered and sold to the Investors in reliance upon exemption from the registration requirements under Section 4(a)(2) under the Securities Act of 1933.

Item 7.01	Regulation FD Disclosure

On December 31, 2021, the Company issued a press release announcing the sale of the Notes and Warrants. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein.

In accordance with General Instruction B.2 of Form 8-K, the information under this item shall not be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing. This report will not be deemed an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

The Securities and Exchange Commission encourages registrants to disclose forward-looking information so that investors can better understand the future prospects of a registrant and make informed investment decisions. This Current Report on Form 8-K and exhibits may contain these types of statements, which are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, and which involve risks, uncertainties and reflect the Registrant’s judgment as of the date of this Current Report on Form 8-K. Forward-looking statements may relate to, among other things, operating results and are indicated by words or phrases such as “expects,” “should,” “will,” and similar words or phrases. These statements are subject to inherent uncertainties and risks that could cause actual results to differ materially from those anticipated at the date of this Current Report on Form 8-K. Investors are cautioned not to rely unduly on forward-looking statements when evaluating the information presented within.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits:

Exhibit No.	Description

4.1	Form of Note

4.2	Form of Class A Warrant

4.3	Form of Class B Warrant

10.1	Form of Securities Purchase Agreement

10.2	Form of Security Agreement

10.3	Form of A&C Guaranty

10.4	Form of Subsidiary Guaranty

99.1	Press release issued by the Company on December 31, 2021

101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BITNILE HOLDINGS, INC.

Dated: January 3, 2022	/s/ Henry Nisser
Henry Nisser President and General Counsel